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                                                                    EXHIBIT 10.2


                      FIRST AMENDMENT TO MERGER AGREEMENT
                      -----------------------------------

          THIS FIRST AMENDMENT TO MERGER AGREEMENT dated as of March 3, 2000 (this "Amendment") is entered into by and among Video City, Inc.., a Delaware corporation ("Buyer"), Keystone Merger Corp., a Delaware corporation ("Sub"), and West Coast Entertainment Corporation, a Delaware corporation (the "Seller"), amending that certain Agreement and Plan of Merger, dated as of August 1, 1999, by and among Buyer, Sub and Seller (the "Merger Agreement"). Buyer, Sub and Seller are collectively referred to herein as the "Parties." All capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Merger Agreement.

                                    RECITALS

          WHEREAS, the Parties executed the Merger Agreement dated as of August 1, 1999 pursuant to which Sub will be merged with and into Seller in accordance with Delaware General Corporation Law and the terms of the Merger Agreement; and

          WHEREAS, the Parties have agreed to amend the Merger Agreement pursuant to this Amendment.

          NOW, THEREFORE, in consideration of good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree to amend the Merger Agreement as follows:

                                   AGREEMENT

          Section 1.  Additional Agreements.  Article VI of the Merger Agreement
                      ---------------------
is hereby amended by the insertion of the following as Section 6.14:

                      Management Agreement. Pursuant to the authority granted to
                      --------------------
          Buyer under that certain management agreement dated as of March 3, 2000 by and among Buyer and Seller (the "Management Agreement"), Buyer shall use commercially reasonable efforts to effect the sale, on Seller's behalf, of a sufficient number of Seller's video retail stores (as determined in Buyer's sole discretion) to raise net cash proceeds to satisfy up to $20,000,000 of Seller's outstanding indebtedness to the Lenders (as defined in Section 7.03(d)).

          Section 2.  Additional Conditions to Obligations of Buyer and Sub.
                      -----------------------------------------------------
Section 7.02 of the Merger Agreement is hereby amended by the insertion of the following as Section 7.02(o):

                      Consent of Lenders. The Lenders (as defined in Section
                      ------------------
     7.03(d)) shall have irrevocably consented in writing to the consummation of the Merger.

          Section 3.  Outside Date.  Section 8.01(b) of the Merger Agreement is
                      ------------
hereby amended to provide that the term "Outside Date" shall mean August 31,
2000.
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          Section 4.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts, each of which shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

          Section 5.  Ratification and Reaffirmation of the Merger Agreement.
                      ------------------------------------------------------
Except as hereby expressly amended, the Merger Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          Section 6.  Governing Law.  This Amendment shall be governed by and
                      -------------
construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law.

          Section 7.  Interpretation.  In the event of any conflict between the
                      --------------
provisions of the Merger Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

          Section 8.  Binding Effect.  This Amendment shall inure to the benefit
                      --------------
of and shall be binding upon the Parties and their respective successors and assigns.

                              [signatures follow]

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          IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective officers, attorneys-in-fact or trustees thereunto duly authorized as of the day and year first above written.


VIDEO CITY, INC.,
a Delaware corporation

By: /s/ Robert Y. Lee
    -------------------
Name:  Robert Y. Lee
Title: Chief Executive Officer

KEYSTONE MERGER CORP.,
a Delaware corporation

By: /s/ Robert Y. Lee
    -------------------
Name:  Robert Y. Lee
Title: Chief Executive Officer

WEST COAST ENTERTAINMENT CORPORATION,
a Delaware corporation

By: /s/ T. Kyle Standley
    ----------------------
Name:  T. Kyle Standley
Title: Chief Executive Officer

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